Exhibit 99.1

Exhibit 99.1

ONCOR

Fourth Quarter and Year End 2015 Investor Call

March 1, 2016

Oncor Electric Delivery

Forward Looking Statements

This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; any impacts on Oncor as a result of the bankruptcy proceedings involving Energy Future Holdings Corp. (EFH) and certain of its subsidiaries and the consummation of the transactions and change in indirect ownership of Oncor proposed in such proceedings; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.

Regulation G

This presentation includes certain non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measures are included in this presentation, which is available on Oncor’s website, www.oncor.com, in the Investor section, and also filed with the SEC.

Oncor Electric Delivery 1

4th Quarter and Year End 2015 Investor Call Agenda

Financial Overview                David Davis

Chief Financial Officer

Operational Review    Bob Shapard                Chief Executive

Q&A

Oncor Electric Delivery 2

Residential and Large C&I1 Metrics

Residential Points of Delivery Residential GWH

Q42 ?14 vs. Q4 ?15; thousands of meters Q4 ?14 vs. Q4 ?15 and TME3 ?14 vs. TME ?15

1.8% 41,800 42,536

1.5% 2,832 2,875

8,966 8,363

6.7%

At 12/31/2014 At 12/31/2015 Q4 ‘14 Q4 ‘15 TME ‘14 TME ‘15

Large C&I Billed MW Demand (Average) Large C&I GWH4

Q4 ?14 vs. Q4 ?15 and TME ?14 vs. TME ?15 Q4 ?14 vs. Q4 ?15 and TME ?14 vs. TME ?15

1.8%

1.2% 70,532 71,832

1.0%

17,199 17,408 17,276 17,455

0.3%

17,474 17,524

Q4 ‘14 Q4 ‘15 TME ‘14 TME ‘15 Q4 ‘14 Q4 ‘15 TME ‘14 TME ‘15

1 Commercial and Industrial

2 Q4 reflects three months ended December 31.

3 TME reflects twelve months ended December 31.

4 Prior period adjusted for billing day variation

Oncor Electric Delivery 3

Summary of Financial Results1

Adjusted Operating Revenues Q42 14 vs. Q4 15 and TME3 14 vs. TME 15; $ millions

2.2% 3,677 3,758

820 849

0.3%

2,857 2,909

904 901

212 217

692 684

Q4 ‘14 Q4 ‘15 TME ‘14 TME ‘15

Revenues to pass-through expenses Revenues contributing to earnings

1 See Appendix for Reg G reconciliations and financial definitions.

2 Q4 reflects three months ended December 31.

3 TME reflects twelve months ended December 31.

Adjusted Operating Revenue Increase

TME 14 vs. TME 15; $ millions

Revenues Contributing to Earnings: $ millions

Distribution base revenue 21 Transmission base revenue (TCOS): Billed to 3rd party wholesale customers 33

Billed to Oncor Distribution, collected from REPs through TCRF 12

Total transmission base revenue (TCOS) 45

AMS surcharge, energy efficiency bonus and other miscellaneous revenues (14) Total revenues contributing to earnings 52

Revenues to Pass-Through Expenses:

3rd party wholesale transmission service    billed to Oncor Distribution (i.e. remaining    TCRF revenue) 47

Energy efficiency and rate case expense surcharges (18)

Total revenues to pass through expenses 29

Total operating revenue increase 81

Oncor    Electric Delivery 4

Summary of Financial Results1 (cont.)

Adjusted EBITDA

Q42 14 vs. Q4 15 and TME3 14 vs. TME 15; $ millions 1.1%

1,827 1,807

427 401

6.1%

Q4 ‘14 Q4 ‘15 TME ‘14 TME ‘15

Adjusted Net Income Adjusted Operating Cash Flow

Q4 14 vs. Q4 15 and TME 14 vs. TME 15; Q4 14 vs. Q4 15 and TME 14 vs. TME 15; $ millions 1.1% $ millions 1,254

436 431 1,140

10.0%

378

92 286

75

18.5% 24.3%

Q4 ‘14 Q4 ‘15 TME ‘14 TME ‘15 Q4 ‘14 Q4 ‘15 TME ‘14 TME ‘15

1 See Appendix for Reg G reconciliations and financial definitions.

2 Q4 reflect s three months ended December 31.

3 TME reflects twelve months ended December 31.

Oncor Electric Delivery 5

Ample Liquidity and Stable Credit Metrics

Secured Revolving Credit Facility1

Balances at December 31, 20152; $ millions

2,000 (847)

1,153 25 1,178

Revolver Capacity Borrowings and Letters Effective Remaining Cash Total Available Liquidity of Credit Capacity

Adjusted EBITDA3/Cash Interest Debt/Adjusted EBITDA

TME4 14 vs. TME 15; Ratio TME 14 vs. TME 15; Ratio

5.3x 5.5x

3.6x 3.4x

TME 14 TME 15 TME 14 TME 15

1 Oncor’s revolving credit facility matures in 2017, reflecting a one-year extension exercised in October 2015.

2 Oncor’s borrowing capacity under the revolving credit facility was permanently reduced to $2.0 billion in October 2015.

3    See Appendix for Reg G reconciliations and financial definitions.

4    TME reflects twelve months ended December 31.

Oncor Electric Delivery 6

4th Quarter and Year End 2015 Investor Call Agenda

Financial Overview                David Davis

Chief Financial Officer

Operational Review    Bob Shapard                Chief Executive

Q&A

Oncor Electric Delivery 7

Key Drivers of Capital Investment

Continued strong investment in transmission

– Load growth

– Reduction of grid congestion

– Interconnection of new generation sources

– Emerging physical security needs

Distribution investment to connect new customers

Investments in infrastructure to maintain and improve reliability

– Overhead and pole maintenance

– Underground cable replacement and rehabilitation

– Network equipment maintenance and planned replacements

Investments in technology to support business processes and operational efficiencies

Oncor Electric Delivery 8

Appendix—

Regulation G Reconciliations and Financial Definitions

Oncor Electric Delivery 9

Financial Definitions

Measure Definition

Adjusted Operating Revenues Oncor operating revenues, less operating revenues of Oncor Electric Delivery (non-GAAP) Transition Bond Company LLC (BondCo)

Adjusted Net Income                Oncor net income, less effects of purchase accounting, tax audit settlement, (non-GAAP) write off of a regulatory asset and net income of BondCo

Adjusted Operating Cash Flow Oncor cash provided by operating activities, less BondCo cash provided by (non-GAAP) operating activities

Debt (non-GAAP) Oncor total debt, less transition bonds of BondCo

Total Debt (GAAP) Oncor long-term debt (including current portion) plus bank loans

Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and Adjusted EBITDA (non-GAAP) amortization and special items, less BondCo results. Also adjusted for the effect of regulatory asset write off reversal, where applicable. EBITDA is a measure used by Oncor to assess performance.

Total debt less transition bonds divided by Adjusted EBITDA. Transition, or Debt/Adjusted EBITDA                securitization, bonds are serviced by a regulatory transition charge on wires (non-GAAP) rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality.

Adjusted EBITDA/Cash Interest Adjusted EBITDA divided by cash interest expense is a measure used by (non-GAAP) Oncor to assess credit quality.

Oncor Electric Delivery 10

Table 1: Oncor Adjusted Operating Revenues Reconciliation

Three and Twelve Months Ended December 31, 2014 and 2015 $ millions

Q4 14 Q4 15 TME 14 TME 15

Operating revenues – Oncor 939 922 3,822 3,878

Adjustments: Operating revenues – BondCo (35) (21) (145) (120)

Adjusted operating revenues, excluding BondCo 904 901 3,677 3,758

Oncor Electric Delivery 11

Table 2: Oncor Adjusted EBITDA Reconciliation

Three and Twelve Months Ended December 31, 2014 and 2015 $ millions

Q4 14 Q4 15 TME 14 TME 15

Net income – Oncor 94 73 450 432 Plus: Depreciation & amortization – Oncor 213 210 851 863 Provision in lieu of income taxes – Oncor 56 44 278 252 Interest expense – Oncor 87 83 353 333 Equals: EBITDA – Oncor 450 410 1,932 1,880 Adjustments: Net income – BondCo Depreciation & amortization – BondCo (31) (20) (130) (113) Interest expense – BondCo (3) (1) (13) (6) Effects of fair value accounting (pre tax) (3) (1) (12) (5) Reversal of write off of regulatory assets (pre tax) (4) Regulatory asset amortization in O&M expense 14 13 54 51

Oncor Adjusted EBITDA, excluding BondCo 427 401 1,827 1,807

Oncor Electric Delivery 12

Table 3: Oncor Adjusted Net Income Reconciliation

Three and Twelve Months Ended December 31, 2014 and 2015 $ millions

Q4 14 Q4 15 TME 14 TME 15

Net income – Oncor 94 73 450 432 Adjustments: Effects of purchase accounting (after tax) (2) (8) (3) Tax audit settlement (after tax) 2 (3) 2 Write off of regulatory assets (after tax) (3) BondCo net income

Adjusted net income, excluding BondCo 92 75 436 431

Oncor Electric Delivery 13

Table 4: Oncor Adjusted Operating Cash Flow Reconciliation

Three and Twelve Months Ended December 31, 2014 and 2015 $ millions

Q4 14 Q4 15 TME 14 TME 15

Operating cash flow – Oncor 411 308 1,276 1,361

Adjustments: Operating cash flow – BondCo (33) (22) (136) (107)

Adjusted operating cash flow, excluding BondCo 378 286 1,140 1,254

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Table 5: Oncor Total Debt Reconciliation

At December 31, 20141 and 2015 $ millions

At 12/31/14 At 12/31/15

Short-term debt- Oncor 711 840 Long-term debt due currently – Oncor 639 41 Long-term debt, less due currently – Oncor 4,964 5,646 Total debt – Oncor, including BondCo 6,314 6,527 Adjustments: Long-term debt due currently – BondCo (139) (41) Long-term debt, less due currently – BondCo (40)

Total Oncor debt, excluding BondCo 6,135 6,486

1 Where applicable, 2014 amounts have been restated to reflect the application of Accounting Standards Update No. 2015-03, Simplifying the Presentation of Debt Issuance Costs.

Oncor Electric Delivery 15

Table 6: Oncor Interest and Debt Coverage

Twelve Months Ended December 31, 20141 and 2015 $ millions

TME 14 TME 15 Ref Source

Interest expense and related charges – Oncor 353 333 Amortization of debt discount – Oncor (3) (3) AFUDC – Oncor 5 5 Cash interest expense – Oncor 355 335 Less: Interest expense – BondCo (13) (6)

Cash interest expense, excluding BondCo 342 329 A

EBITDA, excluding BondCo 1,827 1,807 B Table 2 Total debt, excluding BondCo 6,135 6,486 C Table 5

EBITDA/cash interest – ratio (B / A) 5.3x 5.5x

Debt/EBITDA – ratio (C / B) 3.4x 3.6x

1 Where applicable, 2014 amounts have been restated to reflect the application of Accounting Standards Update No. 2015-03, Simplifying the Presentation of Debt Issuance Costs.

Oncor Electric Delivery 16